SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported October 31, 2006

MEMS USA, INC.
(Formerly Lumalite Holdings, Inc.)
(Exact name of registrant as specified in charter)

Nevada	0-4846-3	82-0288840
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

5701 Lindero Canyon Rd., #2-100
Westlake Village, CA 91362
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (818) 735-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

࿠Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿠Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 31, 2006, Mems USA, Inc. (“Registrant”) entered into a Securities Purchase Agreement (the “Agreement”) with GCA Strategic Investment Fund Limited (“Purchaser”). The Agreement provided for the sale by Registrant to Purchaser of $3,530,000 aggregate principal amount of Registrant’s Convertible Note due October 31, 2009 (the “Note”). The Note was issued on October 31, 2006 and the purchase price of the Note was $3,177,000 (ninety per cent of the principal amount of the Note). The Note does not bear interest except upon an event of default, at which time interest shall accrue at the rate of 18% per annum.

Security-The Note is secured by a first security position in all assets of Registrant and Registrant’s subsidiaries, Bott Equipment Company, Inc., a Texas corporation, and Gulfgate Equipment, Inc., in their inventory, equipment, furniture and fixtures, rental fleet equipment and any other of their assets wherever located except accounts receivable and assets solely attributable to their alternative fuel projects.

Guaranty-The Note is guarantied by the two subsidiaries, Bott and Gulfgate.

Registration Rights-Registrant will use its best efforts to file within a registration statement to register the resale of Registrant’s common shares issuable upon the conversion of the Note and exercise of the warrants (the “Conversion Shares”) by December 31, 2006. Registrant will also use its best efforts to cause the registration statement to become effective within 90 days following October 31, 2006. If the registration statement is not timely filed, Registrant will pay Purchaser liquidated damages in the amount of 1% of the principal amount of the then outstanding balance due under the Note for each 60-day period, prorated, until the registration statement is filed If the registration statement is not declared effective within such 90 day period, Registrant will pay Purchaser liquidated damages in the amount of 2% of the principal amount of the then outstanding balance of the Note for each 30-day period, prorated, until the registration statement is declared effective.

Conversion Price: The Note may be converted into Registrant’s common shares. The conversion price will be 85% of the trading volume weighted average price, as reported by Bloomberg LP (the “VWAP”), for the five trading days immediately prior to the date of notice of conversion. During the first 30 days after the registration statement is effective registration the conversion price will not be less than $0.47 (the “Floor Conversion Price”), nor greater than $0.61 (the “Ceiling Conversion Price”). For the ninety (90) day period following the Initial Pricing Period and each successive ninety (90) day period thereafter (each a “Reset Period”), the Floor Conversion Price shall be reduced by an amount equal to 40% of the lesser of (i) the Floor Conversion Price or (ii) the Closing Bid Price as reported by Bloomberg on the trading day immediately following the Initial Pricing Period or Reset Period, as the case may be, and the Ceiling Conversion Price shall be increased by an amount equal to 40% of the lesser of (y) the current Ceiling Conversion Price or (z) the closing bid price as reported by Bloomberg on the trading day immediately following the Initial Pricing Period or Reset Period as the case may be.

Prepayment-For so long as Registrant is not in default and Registrant is not in receipt of a notice of conversion from the holder of the Note, Registrant may, at its option, prepay, in whole or in part, this Convertible Note for a pre-payment price (the “Prepayment Price”) equal to the greater of (i) 110% of the outstanding principal amount of the Note plus all accrued and unpaid interest if any, and any outstanding liquidated damages, if any, or (ii) (x) the number of Registrant’s common shares into which the Notes is then convertible, times (y) the average VWAP of Registrant’s common shares for the five (5) trading days immediately prior to the date that the Note is called for redemption, plus accrued and unpaid interest.

Redemption-Registrant may be required under certain circumstances to redeem any outstanding balance of the Note and the warrants. The redemption price under these circumstances of the outstanding balance due under the Note is equal to the greater of: (i) the Prepayment Price or (ii) (x) the number of Registrant’s common shares into which the unpaid balance due under the Note is then convertible, times (y) the five (5) day VWAP price of Registrant’s common shares for the five trading days immediately prior to the date that the unpaid balance due under the Note is called for redemption, plus accrued and unpaid interest, if any.

Warrant-The Registrant issued Purchaser warrants to purchase 1,000,000 shares of Registrant’s common stock. These warrants are callable if the common stock trades at a price equal to 200% of the strike price of the warrants based on any consecutive five day trading average VWAP value. The warrants have a term of five years and a strike price of $0.66 ( 120% of the average five day VWAP price for Registrant’s common stock for the five trading days immediately prior to October 31, 2006).

Registrant paid an application fee to Global Capital Advisors, LLC (“Adviser”), Purchaser’s adviser, from the proceeds of the funding in an amount equal to one percent of the funding, excluding warrants. Additionally, Registrant issued to Adviser on warrant to purchase 500,000 shares of Registrant’s common stock. These warrants have a term of five years and have an initial fixed strike price of $0.66 (120% of the five day VWAP for the five trading days immediately prior to October 31, 2006).

Purchaser agreed not to effect, or cause any affiliate or associate to effect, a short sale of Registrant’s common stock.

Beginning on October 31, 2006, and continuing until 180 days following the Effective Date (the “Restrictive Period”), Registrant will not issue any of its equity securities (or securities convertible into or exchangeable or exercisable for its equity securities (the “Derivative Securities)) on terms that allow a holder thereof to acquire such equity securities or Derivative Securities at a discount to the market price of Registrant’s common stock at the time of issuance or, in the case of Derivative Securities, at a conversion price based on any formula (other than standard anti-dilution provisions) based on the market price on a date later than the date of issuance which is below the market price on the date of issuance (each such event, a “Discounted Equity Offering”) other than (i) borrowings under conventional credit facilities existing as of the date hereof, (ii) stock issued or credit facilities to be established in connection with acquisitions, (iii) equity securities or Derivative Securities in connection with employee and director stock option and stock purchase plans and (iv) securities issued under the Note or warrants referenced above. Registrant shall not issue any equity securities in connection with a strategic alliance entered into by Registrant unless such securities are the subject of a one year statutory or contractual hold period, unless Purchaser has fully converted the Note and exercised all the warrants issued thereto as referenced above. Notwithstanding the above, Registrant may enter into the following types of transactions during the Restrictive Period: (1) “permanent financing” transactions, which would include any form of debt or equity financing (other than an underwritten offering) which is followed by a reduction of the said financing commitment to zero and payment of all related fees and expenses; (2) “project financing” which provides for the issuance of recourse debt instruments in connection with the operation of Registrant’s business as presently conducted or as proposed to be conducted; (3) an underwritten offering of Registrant’s common stock, provided that such offering provides for the registration of the Conversion Shares if the registration statement has not been declared effective; (4) any non-convertible financings solely for alternative fuel projects that do not create a direct obligation to Registrant or involve the issuance of Registrant’s debt or equity; and (5) other financing transactions specifically consented to in writing by Purchaser. The Restrictive Period shall be increased by one day for each day, following the Effective Date and during the period Registrant is required to maintain the effectiveness of the registration statement, in which: the registration statement (or any prospectus or supplemental prospectus contained therein) is not effective; Registrant has not filed required amendments to the registration statement in order to allow Purchaser to resell the Conversion Shares pursuant thereto as unrestricted, unlegended, freely tradable shares of Registrant’s common stock; or insufficient shares of Registrant’s common stock are registered to effect full conversion of the Note or the warrants issued to Purchaser as referenced above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMS USA, INC.
(Registrant)

Date: November 6, 2006

By: /s/ James A. Latty	By:	/s/ Richard W. York
James A. Latty, Chief Executive Officer		Richard W. York, Chief Financial Officer